SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                   -------------------------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
                                       ---
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)   Title of each class of securities to which transaction applies:



         2)   Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4)   Proposed maximum aggregate value of transaction:

5)       Total fee paid:



[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:



         2)   Form, Schedule or Registration Statement No.:



         3)   Filing Party:



         4)   Date Filed:

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                              575 Lexington Avenue
                            New York, New York 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held On Thursday, April 19, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of The Cornerstone Strategic Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167 on Thursday, April 19, 2001, at 1:30 p.m., for the following purposes:

     1. To elect one Class II Director until the year 2003 Annual Meeting and two Class III Directors until the year 2004 Annual Meeting (Proposal
          1);

     2. To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund (Proposal 2);

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001 (Proposal 3); and

     4. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on February 14, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report and semi-annual report may be ordered free of charge to any stockholder by writing to the Fund at c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, or by telephone at
(888) 505-0506.

                                             By Order of the Board of Directors,

                                             Thomas R. Westle
                                             Secretary
Dated    March 7, 2001

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                           INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION


CORPORATE ACCOUNTS                                 VALID SIGNATURE

(1)  ABC Corp......................................ABC Corp. (by John Doe,
                                                              Treasurer)
(2)  ABC Corp......................................John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer.......................John Doe
(4)  ABC Corp. Profit Sharing Plan.................John Doe, Trustee

TRUST ACCOUNTS

(1)  ABC Trust.....................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d/ 12/28/78...............................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA.................John B. Smith
(2)  John B. Smith.................................John B. Smith, Jr., Executor

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                              575 Lexington Avenue
                            New York, New York 10022
                         -------------------------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                     to be held on Thursday, April 19, 2001

                         -------------------------------

PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Cornerstone Strategic Return Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the executive offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167 on Thursday, April 19, 2001, at 1:30 p.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders on or about March 7, 2001.

         Any stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Director, FOR the approval of the investment management agreement between Cornerstone Advisors, Inc. and the Fund, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2001.

         In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of Common Stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. Broker non-votes are shares held in the name of the broker or nominee for which an executed proxy is received by the Fund, but are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, PFPC, Inc., the administrator to the Fund (the "Administrator"), or Shareholder Communications Corporation ("SCC"), a proxy solicitation firm that has been retained by the Fund.

         The agreement between SCC and the Fund provides for SCC to provide general solicitation services to the Fund at an estimated cost of $6,000, including expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's Common Stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's Common Stock.

         Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on February 14, 2001 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on February 14, 2001 was 4,848,536. The Fund is a closed-end, management investment company.

         COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE ORDERED FREE OF CHARGE TO ANY STOCKHOLDER BY WRITING TO THE FUND AT C/O PFPC, INC., 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809, OR BY TELEPHONE AT
(888) 505-0506. THIS REPORT IS NOT TO BE REGARDED AS PROXY-SOLICITING MATERIAL.

         This Proxy Statement is first being mailed to stockholders on or about March 7, 2001.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


         In accordance with the Fund's By-laws, the terms of the Fund's Board of Directors are staggered. The Board of Directors is divided into three classes:
Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         At the Meeting, stockholders will be asked to elect one Class II Director to hold office until the year 2003 Annual Meeting of Stockholders or thereafter until his successor is duly elected and qualified, and two Class III Directors to hold office until the year 2004 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class I Directors, currently consisting of Messrs. Edwin Meese III and Glenn W. Wilcox, Sr., expires at the year 2002 Annual Meeting of Stockholders or thereafter in each case until their successors are duly elected and qualified. The term of office of the Class II Director, Mr. Andrew A. Strauss, expires at the year 2003 Annual Meeting of Stockholders or thereafter until his successor is duly elected and qualified.

         On January 26, 2001, Mr. William A. Clark, a Class II Director since 1999, announced his intention to resign from the Board of Directors and on January 31, 2001 Mr. Clark submitted his letter of resignation as a Director and as Secretary and Treasurer of the Fund. At the January 26, 2001 Board Meeting, the Board of Directors elected Thomas H. Lenagh to complete Mr. Clark's term of office. The Board then nominated Mr. Lenagh for election as a Class II Director, and Messrs. Scott B. Rogers and Ralph W. Bradshaw for election as Class III Directors.

         At the Meeting, stockholders will be asked to vote for the election of Thomas H. Lenagh as a Class II Director to serve until the year 2003 Annual Meeting of Stockholders or thereafter until a successor is duly elected and qualified, and to vote for the election of Messrs. Scott B. Rogers and Ralph W. Bradshaw as Class III Directors to serve until the year 2004 Annual Meeting of Stockholders or thereafter until each of their successors is duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Thomas H. Lenagh, Scott B. Rogers and Ralph W. Bradshaw. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the ages and principal occupations of each of the nominees for election as Class II and Class III Directors, and the number of shares of Common Stock of the Fund beneficially owned by each of them, directly or indirectly:



                                    NOMINEES

Class II Director to serve until the Year 2003 Annual Meeting of Stockholders:

                                                                                        SHARES OF COMMON STOCK
                                                                 POSITION               BENEFICIALLY OWNED ON
                                                                 WITH THE                 FEBRUARY 14, 2001*
                                 PRINCIPAL OCCUPATION              FUND              ---------------------------
  NOMINEE                        OVER LAST 5 YEARS                 SINCE       AGE      AMOUNT           %
----------------------------------------------------------------------------------------------------------------

Thomas H. Lenagh                Chairman of the Board of Inrad       2001      78       -0-**           -0-
13 Allen's Corner Rd.           Corp.; Independent Financial
Flemington, NJ 08822            Adviser;  Director of Clemente
                                Strategic Value Fund, Inc., Gintel
                                Fund, Adams Express and Petroleum
                                and Resources, ASD Group, ICN
                                Pharmaceuticals and V-Band Corp.;
                                Nominee for  Director of  Progressive
                                Return Fund, Inc.




Class III Directors to serve until the Year 2004 Annual Meeting of Stockholders:

                                                                                        SHARES OF COMMON STOCK
                                                                 POSITION               BENEFICIALLY OWNED ON
                                                                 WITH THE                 FEBRUARY 14, 2001*
                               PRINCIPAL OCCUPATION              FUND              ---------------------------
  NOMINEE                      OVER LAST 5 YEARS                 SINCE       AGE      AMOUNT           %
--------------------------------------------------------------------------------------------------------------


Ralph W. Bradshaw***          Chairman of the Board of Directors    1999      50       800**         .00016%
One West Pack Square          and President of the Fund;
Suite 750                     President, Director and shareholder
Asheville, NC 28801           of Cornerstone Advisors, Inc.;
                              Financial Consultant; Vice
                              President, Deep Discount Advisors,
                              Inc. (1993-1999); Director of The
                              Austria Fund, Inc., Clemente
                              Strategic Value Fund, Inc., and
                              Progressive Return Fund, Inc.




Scott B. Rogers               Chief Executive Officer, Asheville    1999      44       -0-**           -0-
30 Cumberland Ave.            Buncombe Community Christian
Asheville, NC 28801           Ministry; President, ABCCM Doctor's
                              Medical Clinic; Director,
                              Southeastern Jurisdiction Urban
                              Networkers; Director, A-B  Vision
                              Board, Appointee, NC Governor's
                              Commission on Welfare to Work;
                              Chairman and  Director, Recycling
                              Unlimited; Director,
                              Interdenominational Ministerial
                              Alliance; Director of Clemente
                              Strategic Value Fund, Inc. and
                              Progressive Return Fund, Inc.


-------------------------

* Unless otherwise noted, each nominee directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the nominees.

*** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 ("1940 Act").

                          REMAINING BOARD OF DIRECTORS

         The following tables set forth the names, ages and principal occupations of each of the remaining Directors of the Fund, and the number of shares of Common Stock of the Fund beneficially owned by them, directly or indirectly, as of February 14, 2001:



Class I Directors serving until the Year 2002 Annual Meeting of Stockholders:

                                                                                           SHARES OF COMMON STOCK
                                                                       POSITION             BENEFICIALLY OWNED ON
                                                                       WITH THE              FEBRUARY 14, 2001*
                                        PRINCIPAL OCCUPATION           FUND              ---------------------------
           DIRECTOR                       OVER LAST 5 YEARS            SINCE        AGE     AMOUNT                %
--------------------------------------------------------------------------------------------------------------------


Edwin Meese III                 Distinguished Fellow, The Heritage      1999         68        -0-**          -0-
The Heritage Foundation         Foundation, Washington D.C.;
214 Massachusetts Ave NE        Distinguished Visiting Fellow at the
Washington D.C. 20002           Hoover Institution, Stanford
                                University; Distinguished Senior
                                Fellow at the Institute of United
                                States Studies, University of
                                London; Formerly U.S. Attorney
                                General under President Ronald
                                Reagan; Chairman of the Domestic
                                Policy Council and the National Drug
                                Policy Board and a  member of  the
                                National Security Council; Nominee
                                for Director of  Clemente Strategic
                                Value Fund, Inc. and Progressive
                                Return Fund, Inc.


Glenn W. Wilcox, Sr.            Chairman of the Board and Chief       1999      69        -0-**          -0-
One West Pack Square            Executive Officer of Wilcox Travel
Suite 1700                      Agency; Director, Champion
Asheville, NC 28801             Industries, Inc.; Chairman, Tower
                                Associates, Inc. (a real estate
                                venture); Member and Vice Chairman,
                                the Board of First Union  National
                                Bank; Board Trustee and Vice
                                Chairman, Appalachian State
                                University; Board Trustee and
                                Director, Mars Hill College;
                                Director of Clemente Strategic Value
                                Fund, Inc. and Progressive Return
                                Fund, Inc.


Class II Director serving until the Year 2003 Annual Meeting of Stockholders:

                                                                                           SHARES OF COMMON STOCK
                                                                       POSITION             BENEFICIALLY OWNED ON
                                                                       WITH THE              FEBRUARY 14, 2001*
                                        PRINCIPAL OCCUPATION           FUND              ---------------------------
           DIRECTOR                       OVER LAST 5 YEARS            SINCE        AGE     AMOUNT                %
--------------------------------------------------------------------------------------------------------------------


Andrew A. Strauss               Attorney and senior member of          1999      47       4,461**        .00092%
77 Central Avenue               Strauss & Associates, P.A.,
Suite F                         attorneys, Asheville, N.C.; previous
Asheville, NC  28801            President of White Knight
                                Healthcare, Inc. and LMV  Leasing,
                                Inc., a wholly owned subsidiary of
                                Xerox Credit Corporation; Director
                                of Clemente Strategic Value Fund,
                                Inc. and Progressive Return Fund,
                                Inc.


------------------------

* Unless otherwise noted, each director directly owns and has sole voting and investment power with respect to the listed shares.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the directors.

         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting of Stockholders information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2000, to each Director of the Fund. Certain of the Directors received compensation for serving as a Director of Clemente Strategic Value Fund, Inc., which was also advised by Clemente Capital, Inc. ("Clemente Capital") during the year ended December 31, 2000. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                            AGGREGATE
                                           COMPENSATION    TOTAL COMPENSATION FROM OTHER    TOTAL COMPENSATION FROM ALL
                              DIRECTOR    FROM FUND FOR      FUNDS ADVISED BY CLEMENTE       FUNDS ADVISED BY CLEMENTE
      NAME OF DIRECTOR          SINCE          2000               CAPITAL FOR 2000               CAPITAL FOR 2000
-----------------------------------------------------------------------------------------------------------------------
    Ralph W. Bradshaw           1999         $12,000                  $11,000                         $23,000

    Glenn W. Wilcox, Sr.        1999         $10,352                   $4,950                         $15,302

     Andrew A. Strauss          1999         $10,352                   $4,950                         $15,302

      Edwin Meese III*          1999          $8,184                    -0-                           $8,184

      Scott B. Rogers           1999          $8,884                   $4,950                         $13,834

     Thomas H. Lenagh**         2001           -0-                    $11,000                         $11,000

    William A. Clark***         1999          $9,652                  $10,500                         $20,152

     Gary A. Bentz****          1998          $8,952                  $10,000                         $18,952

    Ronald G. Olin*****         1999          $7,400                   $6,050                         $13,450

   Steven Treadway******        1997           -0-                      -0-                             -0-


------------------------

* Mr. Meese did not receive any compensation from any other Fund advised by Clemente Capital in 2000.

**   Mr. Lenagh did not serve as a director of the Fund in 2000.

*** Mr. Clark resigned from his position as a member of the Board of Directors of the Fund on January 31, 2001.



                                       8


**** Mr. Bentz resigned from his position as a member of the Board of Directors of the Fund on September 29, 2000.

***** Mr. Olin resigned from his position as a member of the Board of Directors of the Fund on June 19, 2000.

******Mr.Treadway resigned from his position as a member of the Board of Directors of the Fund on March 21, 2000, and did not receive any compensation from the Fund, or from any Fund advised by Clemente Capital, in 2000.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's investment adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and its directors and officers have complied with applicable filing requirements during the year ended December 31, 2000.

REQUIRED VOTE

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THOMAS H. LENAGH AS A CLASS II DIRECTOR OF THE FUND AND MESSRS. SCOTT B. ROGERS AND RALPH W. BRADSHAW AS CLASS III DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

                        CONSIDERATION OF THE APPROVAL OF
                     THE NEW INVESTMENT MANAGEMENT AGREEMENT
                 BETWEEN THE FUND AND CORNERSTONE ADVISORS, INC.

         Clemente Capital, Inc. ("Clemente Capital") currently serves as investment manager to the Fund pursuant to an investment management agreement with the Fund dated April 1, 2000 (the "Clemente Agreement"). At a meeting held on January 26, 2001, the Board of Directors terminated the Clemente Agreement effective March 31, 2001. In connection with the termination of the Fund's management and advisory relationships with Clemente Capital, Leopoldo M. Clemente, who is affiliated with Clemente Capital, no longer serves as President of the Fund, effective February 9, 2001.

         The Board of Directors unanimously approved a new investment management agreement (the "Cornerstone Agreement") by and between the Fund and Cornerstone Advisors, Inc. ("Cornerstone Advisors"), at a meeting of the Board of Directors duly held on February 9, 2001. Additionally, Cornerstone Advisors was unanimously approved by the Board of Directors to provide the Fund with investment management services during the period between the effective date of the termination of the Clemente Agreement and the date on which the Fund's stockholders approve the Cornerstone Agreement at the Meeting (or and adjournment thereof) (the "Interim Period"); PROVIDED, HOWEVER, that Cornerstone Advisors provide such investment management services to the Fund during the Interim Period, which shall in no event be greater than 150 days, on terms substantially identical to those provided for in the Clemente Agreement, and for compensation no greater than that provided for in the Clemente Agreement on a pro rata basis. If the stockholders do not approve the Cornerstone Agreement during the Interim Period, the Board will consider alternative sources from which to obtain investment management and research services for the Fund.

         The Board of Directors hereby submits the Cornerstone Agreement to the stockholders for their consideration and approval.

         Cornerstone Advisors, which has its principal office at One West Pack Square, Suite 750, Asheville, North Carolina 28801, was organized to provide investment management services to closed-end investment companies. Newly organized as an investment adviser, Cornerstone Advisors is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and has no previous operating history. Mr. Bradshaw will serve as the Fund's portfolio manager assuming the Cornerstone Agreement is approved by the Fund's stockholders at the Meeting. A copy of the proposed Cornerstone Agreement is attached hereto as Appendix A.

         Messrs. Ralph W. Bradshaw, a director of the Fund, and Gary A. Bentz, a former director of the Fund, are the sole stockholders of Cornerstone Advisors. Both Mr. Bradshaw and Mr. Bentz have extensive experience with closed-end investment companies. Mr. Bradshaw, who also serves as a director to The Austria Fund, Inc., Clemente Strategic Value Fund, Inc. and Progressive Return Fund, Inc., served as a Vice President of Deep Discount Advisors, Inc. ("Deep Discount") from 1993 to 1999. Mr. Bentz, who formerly served as a director to the Clemente Strategic Value Fund, Inc. and who currently serves as a director to The Austria Fund, Inc., was also affiliated with Deep Discount as its Chief Financial Officer from 1993 to 2000. Messrs. Bradshaw and Bentz no longer possess any ownership interest in Deep Discount nor do they provide any investment advisory services to Deep Discount or its clients. Deep Discount and Ron Olin Investment Management Company ("ROIMC"), both of which jointly filed a
Schedule 13G with the Securities and Exchange Commission (the "SEC") on February 12, 2001 as beneficial owners of more than five (5%) percent of the outstanding shares of the Fund, are registered investment advisers which, on behalf of their respective advisory clients, invest in the common stock of closed-end investment companies. There exists no arrangements or understandings among Cornerstone Advisors, Deep Discount, ROIMC or any of their respective stockholders with respect to the Fund.

         The Board of Directors recommends that the stockholders approve the Cornerstone Agreement with Cornerstone Advisors, which will immediately become effective upon stockholder approval.


COMPARISON OF THE CLEMENTE AGREEMENT WITH THE CORNERSTONE AGREEMENT

         The Clemente Agreement and the Cornerstone Agreement are substantially identical with respect to the scope of the services to be provided to the Fund and the amount of compensation to be paid by the Fund for such services. The following description of the Cornerstone Agreement is qualified in its entirety by reference to the copy of the Cornerstone Agreement attached hereto and made a part hereof as Appendix A.


SERVICES TO BE PERFORMED

         Pursuant to the Cornerstone Agreement, Cornerstone Advisors conducts investment research and supervision for the Fund and is responsible for the purchase and sale of investment securities for the Fund's portfolio, subject to the supervision and direction of the Board of Directors. Cornerstone Advisors provides the Fund with investment advice, supervises the Fund's management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. Cornerstone Advisors also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, Cornerstone Advisors will pay the salaries and fees of all officers of the Fund who are affiliated with Cornerstone Advisors.

EXPENSES

         The Cornerstone Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Cornerstone Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund. Although Cornerstone Advisors is a newly organized investment adviser, the Fund is not aware of any other circumstances that are reasonably likely to impair the financial ability of Cornerstone Advisors to fulfill its commitment to the Fund under the Cornerstone Agreement.

         Cornerstone Advisors has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to one and sixty-five one-hundredths (1.65%) percent (on an annualized basis) of the Fund's average net assets for the fiscal period from the date of the Cornerstone Agreement through December 31, 2001.


LIMITATION OF LIABILITY

         The Cornerstone Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder ("disabling conduct"), Cornerstone Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the Cornerstone Agreement provides that the Fund, under certain circumstances, will indemnify Cornerstone Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.



DURATION AND TERMINATION

         Subject to stockholder approval, the Cornerstone Agreement will have a term beginning April 19, 2001 and ending April 18, 2003, and, thereafter, will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the Cornerstone Agreement, and who are not "interested persons" of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" of the Fund. The Cornerstone Agreement may be terminated, without penalty, on sixty (60) days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined under "Required Vote" below) or by Cornerstone Advisors.



ADVISORY FEES

         The annual rate used to determine fees payable by the Fund pursuant to the Cornerstone Agreement is identical to the rate in effect under the Clemente Agreement. Under the current fee structure the Fund pays Clemente Capital, and under the Cornerstone Agreement will pay Cornerstone Advisors, a monthly fee at an annual rate of one (1.00%) percent of the Fund's average weekly net assets for the investment management and research services provided by Clemente Capital or to be provided by Cornerstone Advisors, as the case may be. The approximate net assets of the Fund on December 31, 2000 were $54 million. The total amount paid to Clemente Capital by the Fund under the Clemente Agreement was $525,630, during the year ending December 31, 2000.



SOFT DOLLAR ARRANGEMENTS

         It is understood by both Cornerstone Advisors and the Board of Directors that any soft dollars resulting from soft dollar arrangements between the Fund, Cornerstone Advisors and selected dealers and brokers (to the extent that such arrangements are in connection with, or for the benefit of, the Fund), may be used to pay for certain services provided to the Fund which can be provided by third parties, including but not limited to administration, accounting and custodial services. Notwithstanding the foregoing, however, the Cornerstone Agreement, like the Clemente Agreement, authorizes Cornerstone Advisors to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by Cornerstone Advisors to be useful or valuable to the performance of its investment advisory functions for the Fund. In such circumstances, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Such research services provided to Cornerstone Advisors by brokers who effect securities transactions for the Fund may be used by Cornerstone Advisors in servicing other investment companies and accounts that it manages. It is understood that not all of the research services may be used by Cornerstone Advisors in managing any particular account, including the Fund. Notwithstanding the foregoing, however, it is the intention of both Cornerstone Advisors and the Board of Directors to use such soft dollar arrangements to pay for certain of the Fund's expenses which may be provided by third parties, including but not limited to administration, accounting and custodial services.

EVALUATION BY THE BOARD OF DIRECTORS

         The Fund's Board of Directors, including the Directors who are not interested persons of any party to the Cornerstone Agreement or its affiliates, has approved the Cornerstone Agreement for the Fund and recommends that stockholders of the Fund approve such agreement. The Board's deliberations and approval occurred at the Director's meeting held on February 9, 2001, with its legal counsel in attendance. The Cornerstone Agreement is effective upon stockholder approval. If the stockholders do not approve the Cornerstone Agreement at the Meeting (or at an adjournment thereof), the Board will either resubmit the Cornerstone Agreement to the stockholders for their consideration and approval or consider alternative sources from which to obtain investment management and research services for the Fund.

         In approving the Cornerstone Agreement and determining to submit it to the stockholders of the Fund for their approval, the Board of Directors considered the best interests of the stockholders and took into account factors they deemed relevant. The factors considered by the independent Directors included the nature, quality and scope of the operations and services to be provided by Cornerstone Advisors, while focusing on the prior experience of Cornerstone Advisors' principals with respect to: (i) closed-end investment companies in general; (ii) managing portfolios of U.S. equity securities; (iii) implementing aggressive policies to eliminate closed-end investment companies' discounts; and (iv) implementing policies to cut costs and expenses of closed-end investment companies. Furthermore, the Board of Directors of the Fund considered the opportunity to obtain high quality services at costs which it deemed appropriate, reasonable and on terms substantially identical to the terms of the Clemente Agreement. The Board of Directors also reflected upon the intention of Cornerstone Advisors to act as the investment manager to Clemente Strategic Value Fund, Inc. (the "Clemente Fund") and Progressive Return Fund, Inc. (the "Progressive Fund"), subject to stockholder approval at each of its respective 2001 Annual Meetings of Stockholders, thereby creating a family of closed-end funds including but not necessarily limited to the Fund, the Progressive Fund and the Clemente Fund. Lastly, consideration was given to the fact that there exists no arrangement or understanding in connection with the Cornerstone Agreement with respect to the composition of the Board of Directors of the Fund or of Cornerstone Advisors or with respect to the selection or appointment of any person to any office of the Fund or Cornerstone Advisors.

         Based upon its review of the above factors, the Board of Directors of the Fund determined that the Cornerstone Agreement is in the best interests of the Fund and its stockholders.

REQUIRED VOTE

         As provided by the 1940 Act, approval of the Cornerstone Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) sixty-seven (67%) percent or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than fifty (50%) percent of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than fifty (50%) percent of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but not as votes cast and will have the same effect as votes cast against the Proposal.

         THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, CORNERSTONE ADVISORS OR ITS AFFILIATES, RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE CORNERSTONE AGREEMENT.

                                 PROPOSAL NO. 3


            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

         By vote of the Board of Directors, including the vote of the Directors who are not "interested persons" as that term is defined in the 1940 Act, the firm of PricewaterhouseCoopers LLP has been selected as the Fund's independent accountants for the year ending December 31, 2001. Such selection is being submitted to the stockholders for ratification. The engagement of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers LLP has acted as the Fund's independent accountants from its inception through December 31, 2000.

         The Fund's independent accountants are to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities Exchange Commission. Such services shall include, but are not limited to, the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and preparation of the Fund's annual federal and state income tax returns.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a simple majority, defined as a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes and may be considered votes cast for the foregoing purpose.

         THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF
PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                                 AUDIT COMMITTEE

         The Fund's Audit Committee is currently composed of four independent directors, Messrs. Wilcox, Strauss, Meese and Rogers. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. The Audit Committee convened twice during the fiscal year ended December 31, 2000.

         On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001. A copy of the charter, as adopted by the Board of Directors of the Fund, is included in this Proxy Statement as Appendix
B. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP, as the Fund's independent accountants.

         The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund ("All Other Fees").

----------------- --------------------------------------- ------------------
   AUDIT FEES      FINANCIAL INFORMATION SYSTEMS DESIGN      ALL OTHER FEES
----------------- --------------------------------------- ------------------
   $60,275.00                     $0.00                         $7,150.00
----------------- --------------------------------------- ------------------

         The Fund has no nominating or compensation committees.

         Each Director attended at least seventy-five (75%) percent or more of the six (6) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

AUDIT COMMITTEE REPORT

         The Audit Committee has met and held discussions with the Fund's Administrator and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                                    Respectfully submitted,

                                                    Edwin Meese III
                                                    Glenn W. Wilcox, Sr.
                                                    Andrew A. Strauss
                                                    Scott B. Rogers

                      INFORMATION PERTAINING TO THE FUND'S
                      INVESTMENT ADVISER AND ADMINISTRATOR


THE PROPOSED INVESTMENT ADVISER

         Cornerstone Advisors, Inc. ("Cornerstone Advisors"), the Fund's proposed investment adviser, has its principal office at One West Pack Square, Suite 750, Asheville, North Carolina 28801. Ralph W. Bradshaw owns fifty (50%) percent of the total outstanding shares of common stock of Cornerstone Advisors and is Chairman of the Board, President and Director of the Fund. Gary A. Bentz, who is the Vice President and Treasurer of the Fund, also owns fifty (50%) percent of the total outstanding shares of common stock of Cornerstone Advisors. Cornerstone Advisors is a newly organized registered investment adviser that has no previous operating history.

THE INVESTMENT ADVISER

         Clemente Capital, Inc., (the "Adviser") the Fund's current investment adviser, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Chief Executive Officer of the Adviser. Leopoldo M. Clemente, Jr., President of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company; and Irving L. Gartenberg, Esq., general counsel to the Adviser. Mrs. Clemente owns approximately sixty (60%) percent of the total outstanding shares of common stock of the Adviser. The address for Mr. and Mrs. Clemente is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017. Wilmington Trust Company owns twenty-four (24%) percent of the total outstanding shares of common stock of the Adviser.

THE ADMINISTRATOR

         PFPC, Inc. (the "Administrator"), whose address is 400 Bellevue Parkway, Wilmington, Delaware 19809, currently acts as the administrator of the Fund.

         At the February 9, 2001 meeting of the Board of Directors, the Board approved a new Administration Agreement with Bear Stearns Funds Management, Inc., effective on or about May 1, 2001. Bear Stearns Funds Management, Inc. has an address of 575 Lexington Avenue. New York, New York 10022. The Board also approved a new Custodian Agreement with Custodial Trust Company, an affiliate of Bear Stearns Funds Management, Inc., effective on or about May 1, 2001.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

         The following table sets forth the beneficial ownership of shares of the Fund, as of February 12, 2001, by each person known to the Fund to be deemed a beneficial owner of more than five (5%) percent of the total outstanding shares of common stock of the Fund:


 NAME AND ADDRESS OF               SHARES OF COMMON STOCK      % OF FUND'S OUTSTANDING
 BENEFICIAL OWNER                  BENEFICIALLY OWNED ON      SHARES BENEFICIALLY OWNED
                                   FEBRUARY 12, 2001           ON FEBRUARY 12, 2001

Deep Discount Advisors, Inc.(1)       1,197,000                    21.1%
One West Pack Square, Suite 777
Asheville, NC  28801

Ron Olin Investment(1)                946,600                      16.7%
Management Company
One West Pack Square, Suite 777
Asheville, NC  28801


----------------
(1) Based solely upon information presented in a Schedule 13G, dated February 12, 2001, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. Based upon this information, the aggregate beneficial ownership of shares of the Fund by these entities, on behalf of their respective advisory clients, as of February 12, 2001, was 2,143,600 shares, representing approximately 37.8% of the outstanding shares of the Fund. Further pursuant to the
         Schedule 13G, dated February 12, 2001, each respective entity has both sole voting and dispositive power, as well as shared voting and dispositive power, over the shares beneficially owned.

         Additionally, on February 14, 2001, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 4,788,320 shares of the Fund, equal to approximately 98% of the outstanding shares of the Fund.



                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS


         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2002, must be received by the Fund addressed to The Cornerstone Strategic Return Fund, Inc. c/o Bear Stearns Funds Management, Inc., 575 Lexington Avenue, New York, New York 10022 for inclusion in the Fund's proxy statement and proxy relating to that meeting in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Funds Management, Inc., 575 Lexington Avenue, New York, New York 10022 no less than one hundred twenty (120) calendar days (approximately December 20, 2001) before the date of the Annual Meeting of Stockholders which will be scheduled to be held in April 2002 or the tenth (10th) day after public announcement is made by way of publication by the New York Stock Exchange of the Fund's Meeting date

                           THE Cornerstone Strategic Return Fund, Inc.

                           Thomas R. Westle
                           Secretary

Dated:   March 7, 2001


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FORM OF PROXY CARD

                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.

         The undersigned stockholder of The Cornerstone Strategic Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Thomas R. Westle and Frank J. Maresca, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Thursday, April 19, 2001 at 1:30 A.M., New York time, at the offices of Bear Stearns Funds Management Inc., 245 Park Avenue, 7th Floor, Conference Room F, New York, New York 10167, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

         The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of one Class II Director and two Class III Directors; (b) the approval of a new investment management agreement between Cornerstone Advisors, Inc. and the Fund; (c) the ratification of the selection by the Board of Directors of the Fund's independent accountants; and (d) the consideration and vote of such other matters as may properly come before the Meeting or any adjournment thereof. If no such specification is made, the undersigned will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Meeting.


-------------------------------------------------------------------------------


         THIS PROXY IS SOLICITED ON BEHALF OF THE CORNERSTONE STRATEGIC
        RETURN FUND, INC.'S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                           STOCKHOLDERS TO BE HELD ON

                                 April 19, 2001

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:

 --------
    X
 --------

1.    To elect one (1) Class II Director:              FOR             WITHHELD
      Thomas H. Lenagh                                 [ ]               [ ]

      To elect two (2) Class III Directors:            FOR             WITHHELD

      Scott B. Rogers                                  [ ]               [ ]

      Ralph W. Bradshaw                                [ ]               [ ]


2. To approve a new investment management agreement between Cornerstone Advisors, Inc. and the Fund:

                                                 FOR        AGAINST    ABSTAIN
                                                 [ ]          [ ]        [ ]

3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001:

                                                 FOR        AGAINST    ABSTAIN
                                                 [ ]          [ ]        [ ]

     In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the annual meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the annual meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                   APPENDIX A


                         INVESTMENT MANAGEMENT AGREEMENT


         THIS INVESTMENT MANAGEMENT AGREEMENT dated and effective as of April 19, 2001 between THE CORNERSTONE STRATEGIC RETURN FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and CORNERSTONE ADVISORS, INC., a corporation duly organized under the laws of North Carolina (herein referred to as the "Investment Manager").

     1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian;
(viii) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations; and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

     2. EXPENSES. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

     Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; fees and expenses of any officers and interested directors of the Fund who are not affiliated with the Investment Manager, the Administrator or their respective affiliates; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholder meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

     4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio services, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

     5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars for the previous month at an annual rate of one (1.00%) percent of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to other and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

     8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

     9. DURATION AND TERMINATION. This Agreement shall have an initial term beginning April 19, 2001 and ending April 18, 2003, and then shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon sixty (60) days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below:

                  IF TO THE FUND:
                  --------------

                  THE CORNERSTONE STRATEGIC RETURN FUND, INC.
                  c/o Cornerstone Advisors, Inc.
                  One West Pack Square, Suite 750
                  Asheville, North Carolina 28801
                  Attention:        Mr. Ralph W. Bradshaw
                  Telephone No.:    (828) 255-4833
                  Fax No.:          (828) 210-8183

                  IF TO THE INVESTMENT MANAGER:
                  ----------------------------

                  CORNERSTONE ADVISORS, INC.
                  One West Pack Square, Suite 750
                  Asheville, North Carolina 28801
                  Attention:        Mr. Gary A. Bentz
                  Telephone No.:    (828) 255-4831
                  Fax No.:          (828) 210-8183

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

     12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.



                                    THE CORNERSTONE STRATEGIC RETURN FUND, INC.

                                    By:________________________________
                                    Name:   Ralph W. Bradshaw
                                    Title:  Chairman of the Board


                                    CORNERSTONE ADVISORS, INC.

                                    By:________________________________
                                    Name:   Gary A. Bentz
                                    Title:  Vice President

                                   APPENDIX B


                             AUDIT COMMITTEE CHARTER


                   THE CORNERSTONE STRATEGIC RETURN FUND, INC.

                (FORMERLY, THE CENTRAL EUROPEAN VALUE FUND, INC.)

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

         The members of the Audit Committee of the Board of Directors ("Directors") of The Cornerstone Strategic Return Fund, Inc., a closed-end registered investment company (the "Fund") are selected by the full Board of Directors. The members of the Audit Committee shall consist of not less than three persons (except as otherwise provided below) who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund and who are "independent" within the meaning of the audit committee rules of any securities exchange on which the Fund's shares are listed for trading. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. In the event that the Fund currently has less than three members on its Audit Committee it must have three members not later than June 14, 2001.

STATEMENT OF POLICY

         The Fund's Audit Committee oversees the financial reporting process for the Fund. The Fund's Board and its Audit Committee recognize that they are the shareholders' representatives, that the auditors are ultimately accountable to the Board of Directors and the Audit Committee and that the Board of Directors and the Audit Committee have the authority and responsibility to select, evaluate and, where appropriate, recommend to shareholders the selection or replacement of the outside auditors.

         The Fund's Audit Committee shall monitor the process for the Fund's valuation of portfolio assets. This is key to providing shareholders and regulators adequate, meaningful information for decision-making. Members of the Fund's Audit Committee must have a general understanding regarding the accounting process and the control structure in place for the Fund. Open communication with management and the independent auditors is essential.

         This Charter shall be reviewed annually by the Board of the Fund.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

         In order to provide reasonable flexibility, the following listed Committee responsibilities are described in broad terms:

         The Audit Committee's role is clearly one of oversight and review and not of direct management of the audit process. The Fund's Board and Audit Committee note that the outside auditors are ultimately accountable to the Board and the Audit Committee.

         The Audit Committee members are responsible for a general understanding of the Fund's accounting systems and controls.

         Committee members shall periodically evaluate the independent audit firm's performance and the costs of its services. The Audit Committee will make recommendations to the full Board of Directors regarding the selection of the independent audit firm. The Committee shall request from the independent auditors periodically a formal written statement (1) delineating all relationships between the auditors and the Fund, its investment adviser and their corporate affiliates and including disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and (2) certifying that, in the view of the auditors, they are independent public accountants with respect to the Fund within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee is responsible for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors, and for recommending that the full Board take appropriate steps, if any, in response to the auditors' response to satisfy itself of the independence of the auditors.

         The Fund's Audit Committee is responsible for reviewing the scope of the audit proposed by the Fund's independent auditors.

         The Fund's Audit Committee is responsible for recording minutes of its meetings and reporting significant matters to the full Board of Directors. The Audit Committee, shall meet no less frequently than annually and receive information (as necessary) from, among others, the Fund's investment advisor or its counsel and Fund counsel, in addition to the auditors, in order to be informed about legal and accounting issues having the possibility of affecting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

         The Fund's Audit Committee is responsible for (i) reviewing and discussing with management and the auditors the Fund's audited financial statements; and (ii) discussing with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented. The Audit Committee shall confirm that the independent auditors are satisfied with the disclosure and content of the Fund's audited financial statements and shall advise the Board of Directors with respect to its recommendation as to the inclusion of the Fund's audited financial statements in its Annual Report to Stockholders.

         In reviewing the activities of the independent auditors, the Fund's Audit Committee shall consider the auditors' comments with respect to the appropriateness and adequacy of the Fund's accounting policies, procedures and principles.

         The Audit Committee should take appropriate steps to keep apprised of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

         The Fund's Audit Committee shall review and reassess the adequacy of this Charter on an annual basis.

EFFECTIVE DATE

         This Audit Committee Charter shall be effective as of June 1, 2000. The Audit Committee Charter was reapproved by the Fund's full Board of Directors on February 9, 2001.

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